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                                                                   EXHIBIT 10.25

                               AMENDMENT NO. 8 TO
                  AMENDED AND RESTATED LINE OF CREDIT AGREEMENT


     This Amendment No. 8 (the "Amendment") dated as of August 14, 1998, is among Bank of America National Trust and Savings Association (the "Bank"), The Gymboree Corporation ("TGC"), Gymboree Manufacturing, Inc. ("GMI"), Gymboree, Inc. ("GI"), Gymboree Industries Limited ("GIL"), Gymboree U.K., Limited ("GUKL"), Gymboree U.K. Leasing Limited ("GUKLL"), Gymboree Ireland Leasing Limited ("GILL"), Gymboree of Ireland, Limited ("GOIL"), Gymboree Industries Holdings Limited ("GIHL"), Gymboree Hong Kong Limited ("GHKL"), and Gymboree Japan K.K. ("GJKK"). (TGC, GMI, GI, GIL, GUKL, GUKLL, GILL, GOIL, GIHL, GHKL, and GJKK are hereinafter referred to collectively as the "Borrowers" and individually as a "Borrower").

                                    RECITALS

     A. The Bank, TGC, and GMI entered into a certain Amended and Restated Line of Credit Agreement dated as of October 27, 1995, as previously amended (the "Agreement").

Pursuant to Amendment No. 1 to Amended and Restated Line of Credit Agreement dated as of July 17, 1997, GI and GIL were added as Borrowers.

Pursuant to Amendment No. 2 to Amended and Restated Line of Credit Agreement dated as of August 11, 1997 ("Amendment No. 2"), GUKL was added as a Borrower for the limited purpose of making available to GUKL the new foreign exchange facility added to the Agreement by Amendment No. 2.

Pursuant to Amendment No. 3 to Amended and Restated Line of Credit Agreement and Waiver dated as of January 9, 1998 ("Amendment No. 3 and Waiver"), GUKLL was added as a Borrower for the limited purpose of making standby letters of credit available to GUKLL. Standby letters of credit were also made available to GUKL pursuant to Amendment No. 3 and Waiver.

Pursuant to Amendment No. 4 to Amended and Restated Line of Credit Agreement dated as of January 30, 1998, TGC's liquidity covenant was amended for and only for TGC's fiscal year ending as of January 31, 1998.

Pursuant to Amendment No. 5 to Amended and Restated Line of Credit Agreement dated as of March 9, 1998 ("Amendment No. 5"), cash advances for use by TGC were made available under the Agreement, TGC's tangible net worth covenant was amended, TGC's

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liquidity covenant was further amended, and a requirement for certain additional guaranties was added to the Agreement.

Pursuant to Amendment No. 6 to Amended and Restated Line of Credit Agreement dated as of March 9, 1998 ("Amendment No. 6"), GILL, GOIL, GIHL, GHKL, and GJKK were added as Borrowers for the limited purpose of making available to GILL, GOIL, GIHL, GHKL, and GJKK the foreign exchange facility added to the Agreement by Amendment No. 2. The foreign exchange facility was also made available to GUKLL pursuant to Amendment No. 6. In conjunction with making the foreign exchange facility available to these Borrowers, the foreign exchange contract limit, the settlement limit, and the Revaluation Limit were increased accordingly pursuant to Amendment No. 6.

Pursuant to Amendment No. 7 to Amended and Restated Line of Credit Agreement dated June 26, 1998 ("Amendment No. 7"), certain within-line limitations applicable to letters of credit were adjusted in order to make those limitations more flexible and less restrictive.

     B. The Borrowers have requested the Bank to amend the Agreement in order to increase the Advance Limit during a specific period of time and to delete TGC's liquidity covenant. The Bank is willing to grant those requests subject to the additional terms and conditions set forth in this Amendment.

     C. Finally, the Bank has decided to further extend the date by which it was to receive certain guaranties and related ancillary documents from GOIL, GILL, GHKL, and GJKK under Amendment No. 5, as previously extended under Amendment No. 7. By its execution of this Amendment, the Bank wishes to confirm its decision regarding those certain guaranties.

                                    AGREEMENT

     1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meaning given to them in the Agreement.

     2.   Amendment. The Agreement is hereby amended as follows:

          2.1  Paragraph 1.1(b) is amended to read in its entirety as follows:

               (b) This is a revolving line of credit providing for cash advances and letters of credit. During the period that cash advances are available (which period is shorter than this line of credit's overall availability period described below), the Borrowers may repay principal amounts of cash advances and reborrow

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          them. The aggregate principal balance of cash advances permitted to be outstanding at any one time (the "Advance Limit") is Thirty Million Dollars ($30,000,000) from July 28, 1998, through November 29, 1998, Fifteen Million Dollars ($15,000,000) from November 30, 1998, through December 30, 1998, and Zero Dollars ($0.00) from December 31, 1998, through the Expiration Date.

          2.2  Paragraph 1.6(a) is amended to read in its entirety as follows:

               (a) Unless the Borrowers elect an optional interest rate as described below, the interest rate is the Bank's Reference Rate.

          2.3 In the last sentence of Paragraph 1.8(a), the spread "plus 0.75 percentage point" is substituted for the spread "plus 0.5 percentage point."

          2.4  Article 2 is amended to read in its entirety as follows:

     2.   PERIODIC FEE.

          The Borrowers agree to pay a fee equal to 0.0625% per annum of the Advance Limit, payable in arrears. It is provided, however, that during any period when the Advance Limit exceeds Fifteen Million Dollars ($15,000,000), the Borrowers agree to pay a fee, payable in arrears, equal to 0.0625% per annum of that portion of the Advance Limit up to and including Fifteen Million Dollars ($15,000,000) and 0.15% per annum of that portion of the Advance Limit that exceeds Fifteen Million Dollars ($15,000,000). This fee was paid on July 31, 1998, and is next due on October 31, 1998, and thereafter on December 31, 1998.

          2.5 In Paragraph 7.2, the first sentence is amended to read in its entirety as follows:

     To maintain on a consolidated basis tangible net worth equal to at least the amount indicated as of the last day of each fiscal period specified below:

             Period                                  Amount
             ------                                  ------
     2nd fiscal quarter of                       $157,000,000
     1998 fiscal year

     3rd fiscal quarter of                       $160,000,000
     1998 fiscal year

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
     1998 fiscal year                            $166,000,000

          2.6 A new sentence is added at the end of Paragraph 7.2, and it reads in its entirety as follows:

     In calculating TGC's tangible net worth in accordance with the foregoing definition, the gross book value of TGC's assets shall include the aggregate gross book value of TGC's lease rights up to a maximum aggregate value of Two Million Five Hundred Thousand Dollars ($2,500,000) for all such lease rights.

          2.7  Paragraph 7.4 is deleted.

          2.8 A new Paragraph 7.5 is added to the Agreement, and it reads in its entirety as follows:

               7.5 Dividends. Not to declare or pay any dividends on any of its shares except dividends payable in capital stock of TGC, and not to purchase, redeem, or otherwise acquire for value any of its shares, or create any sinking fund in relation thereto. It is provided, however, that TGC may at any time and in any amount purchase, redeem, or otherwise acquire its shares for value from its employees. It is further provided that TGC may spend up to Three Million Dollars ($3,000,000) in each fiscal year in order to purchase, redeem, or otherwise acquire its shares for value from shareholders who are not its employees.

     3. Representations and Warranties. When the Borrowers sign this Amendment, the Borrowers represent and warrant to the Bank that: (a) there is no event which is, or with notice or lapse of time or both would be, a default under the Agreement, except those events, if any, that have been disclosed in writing to the Bank or waived in writing by the Bank, (b) the representations and warranties in the Agreement are true as of the date of this Amendment as if made on the date of this Amendment, (c) this Amendment is within each Borrower's powers, has been duly authorized, and does not conflict with any Borrower's organizational papers, (d) this Amendment does not conflict with any law, agreement, or obligation by which any Borrower is bound, and (e) the Borrowers are entering into this Amendment on the basis of their own investigation and for their own reasons, without reliance upon the Bank or any other entity or individual.

     4. GOIL's, GILL's, GHKL's, and GJKK's Guaranties. By its execution of this Amendment, the Bank confirms its unilateral decision to further extend to October 31, 1998, the deadline for its receipt of the guaranties to be signed by GOIL, GILL, GHKL,

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and GJKK, respectively, and the related ancillary documents required under
Section 4 of Amendment No. 5.

     5. Effect of Amendment. Except as provided in this Amendment, all of the terms and conditions of the Agreement shall remain in full force and effect.

     This Amendment is executed as of the date stated at the beginning of this Amendment.



                                       Bank of America National Trust
                                       and Savings Association

                                       By
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                                       By
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                                       The Gymboree Corporation


                                       By
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                                       By
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                                       Gymboree Manufacturing, Inc.


                                       By
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                                       By
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                                       Gymboree, Inc.

                                       By
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                                       By
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                                       Gymboree Industries Limited


                                       By
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                                       By
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                                       Gymboree U.K., Limited


                                       By
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                                       By
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                                       Gymboree U.K. Leasing Limited


                                       By
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                                       By
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                                       Gymboree Ireland Leasing Limited

                                       By
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                                       By
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                                       Gymboree of Ireland, Limited


                                       By
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                                       By
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                                       Gymboree Industries Holdings Limited


                                       By
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                                       By
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                                       Gymboree Hong Kong Limited


                                       By
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                                       By
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                                       Gymboree Japan K.K.

                                       By
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                                       Title
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                                       By
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